Goodwill and acquisition-related intangibles	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and acquisition-related intangibles
Goodwill and acquisition-related intangibles

The following table summarizes the changes in goodwill by segment for the years ended December 31, 2013 and 2012.

	Analog	Embedded Processing	Other	Total
Goodwill, December 31, 2011	$4,158	$172	$122	$4,452
Impairment during 2012	—	—	(90)	(90)
Goodwill, December 31, 2012 and 2013	$4,158	$172	$32	$4,362

We performed our annual goodwill impairment test as of October 1, 2013, and determined the fair value of each of our reporting units was in excess of its carrying value. Determination of fair value was based upon management estimates and judgment, using unobservable inputs in discounted cash flow models to calculate the fair value of each reporting unit. These unobservable inputs are considered Level 3 measurements. In conjunction with the restructuring action related to the Embedded Processing segment as discussed in Note 3, we performed an interim qualitative assessment of its goodwill in the fourth quarter of 2013. As a result, we determined no impairment was indicated.

In November 2012, as a result of unsuccessful efforts to divest certain Wireless product lines and the subsequent decision to restructure and wind down those product lines, we reassessed the recoverability of the goodwill associated with the former Wireless segment. We determined its fair value, using a discounted cash flow analysis, was less than the carrying amount and, therefore, performed the required second step of the impairment analysis to determine the amount of the impairment charge. We deducted the fair value of the former Wireless segment from the total of the estimated fair values of the segment’s identifiable assets and liabilities, including intangible assets with no carrying value. This calculation resulted in an implied negative fair value of goodwill. As a result, we recognized a non-cash, non-tax deductible impairment charge of $90 million for all the associated goodwill of the former Wireless segment. We recognized this impairment in Restructuring charges/other in the Consolidated statements of income, as discussed in Note 3. There was no impairment of goodwill during 2011 or 2013. As of December 31, 2013, the accumulated impairment of goodwill was $90 million.

The components of acquisition-related intangible assets as of December 31, 2013 and 2012, are as follows:

		December 31, 2013			December 31, 2012
	Amortization Period (Years)	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Acquisition-related intangibles:
Developed technology	5 - 10	$2,157	$526	$1,631	$2,145	$312	$1,833
Customer relationships	5 - 8	821	239	582	821	137	684
Other intangibles	5	5	3	2	46	36	10
In-process R&D	(a)	8	n/a	8	31	n/a	31
Total		$2,991	$768	$2,223	$3,043	$485	$2,558
(a) In-process R&D is not amortized until the associated project has been completed. Alternatively, if the associated project is determined not to be viable, it is expensed.

Amortization of acquisition-related intangibles was $336 million, $342 million and $111 million for 2013, 2012 and 2011, respectively, primarily related to developed technology. Fully amortized assets are written off against accumulated amortization. Future estimated amortization of acquisition-related intangibles for the years ended December 31 is as follows:

2014	$321
2015	319
2016	319
2017	318
2018	318
Thereafter	628